1 DDi Corp Needham Growth Conference Mikel Williams President and CEO January 11, 2008 Exhibit 99.1

Safe Harbor
This presentation may contain information about future
expectations, plans and prospects that may constitute
forward-looking statements for purposes of the Safe Harbor
provisions under the Private Securities Litigation Reform
Act of 1995.  Actual results or developments may differ
materially from those projected or implied in the forward-
looking statements.  More information about the risks and
challenges faced by DDi Corp. is contained in the Securities and
Exchange Commission filings made by DDi Corp.  DDi Corp.
specifically disclaims any obligation to update or revise
any forward-looking statements whether as a result of new infor-
mation, future developments or otherwise.

Non-GAAP Financial Measures
This presentation includes ‘adjusted EBITDA,’ ‘adjusted Gross Profit,’ ‘adjusted
Operating Income,’ ‘adjusted SG&A’ and other non-GAAP financial measures as defined in Regulation G of the Securities Exchange Act of 1934. Management
believes that the disclosure of non-GAAP financial measures, when presented in conjunction with the corresponding GAAP measure, provides useful information to the Company, investors and other users of the financial statements and other financial information in identifying and understanding operating performance for a given level of net sales and business trends. Management believes that these non-
GAAP financial measures are important to understanding the Company’s business because they reflect financial performance that is unencumbered by debt service, non-cash charges and non-recurring or unusual items. These adjusted financial measures are commonly used in the Company’s industry. However, these non-GAAP measures should not be considered as alternatives to cash flow from operating activities, as a measure of liquidity or as alternatives to net income as a measure of operating results in accordance with generally accepted accounting principles. The
Company has provided a reconciliation of adjusted EBITDA and other non-GAAP measures to GAAP financial information in the Schedule of Non-GAAP reconciliations available by visiting DDI's web site at www.ddiglobal.com/investor.

DDi Corp. Company Profile
• 29 year operating history
• NASDAQ symbol: DDIC, ISS rating of 98.3
• Created the “Time and Technology (Quick Turn)” concept and market
• Leader in North American market for time critical, advanced technology
PCB engineering and manufacturing services
– Preferred OEM source for next generation product development
– ~75% of orders OEM direct, or OEM directed to CM
• Broad and diversified customer base
– ~ 1,000 Electronics OEM’s and Contract Manufacturers
• 1,300+ employees
• 5 NA PCB high mix/low-mid volume (HMLV) facilities
• Leader in technology and high-end manufacturing capability
• Completed restructuring of capital structure, operational realignment around core PCB capabilities, and rebuilt management team

DDi Company History
Founded almost 30 years ago, DDi has a long and successful track record of technology innovation and customer satisfaction
Details, Inc.
founded in
Anaheim, CA
Dynamic
Circuits
founded in
Milpitas,
CA
Blind and
Buried Vias
0.0002”
Trace &
Space
Electroless
Au
0.0059”
Mechanical
Vias
Installed
CO2/Yag
Laser
(0.0006” Via)
Details, Inc. &
Dynamic Circuits
become Dynamic
Details, Inc. (DDi)
DDi
acquires
Automata
(Virginia)
DDi pioneers
Stacked
Micro Vias
(SMV™)
technology
DDi acquires
Sovereign
Circuits
(Ohio)
DDi acquires
Olympic
Circuits
(Toronto)
10 laser
drill
systems
on-line
1978 1991 1993 1995 1998 2000 2001 2003 2005 2006
2007
Files patent
application for
Flat-Wrap™
technology
Files patent
application for
Next
Generation
SMV™
DDi presents
Flat-Wrap™
to IPC
Standards
Committee
DDi
reorganization:
converts debt to
equity
Completes
reorganization
& retires all
outstanding
debt
Disposes
of non-
core
Assembly
Business

Global PCB Production by Region
Global PCB Market Overview
-
10.0
20.0
30.0
40.0
50.0
60.0
70.0
2005 2006 2007 2008 2009 2010
Global PCB Market Forecast
>18 Layer PCB Production by Region
Source: Prismark 2006, NTI 2007
42.2
47.8
50.7
53.7
57.7
Japan
$11.6B,
23%
• The $50+ billion global PCB market is
projected to grow at an annual rate of 6%
through 2010
• LCR region reflects greatest growth rate with
volume focus
• America is a leading market for higher
technology requirements, microvia, complex
materials, high-mix and low-volume
Americas
$4.4B,
9%
Europe
$3.5B,
7%
Asia (ex China,
Japan), $17.1B,
33%
China
$14.2B,
28%
Americas
43%
Japan
23%
Europe
14%
Taiwan, Korea,
China
20%
61.0

North American PCB Market Overview
Source: Fabfile Online
$4.4 Billion NA PCB Market
Military/Aero
25%
Telecom
18%
Computer & Semi
28%
Auto
7% Consumer
9%
Ind/Med
15%
DDi is a major player in the highly fragmented $4+ Billion North American PCB market
The $4+ Billion Americas PCB market is driven
by continued demand from the Computer/Semi,
Telecom and Military/Aero industry segments…
The Americas market is served by a highly fragmented
landscape of PCB firms…
• Several large, well-capitalized firms compete with hundreds of smaller shops
• Only 5 firms produce >$100 million in sales with NA facilities
• Continued industry rationalization likely
5
34
43
383
Total = 465 PCB firms
Sales >$100M
$20M to $100M
$10M to $20M
<$10M
DDi
Merix
TTM
Sanmina-SCI
EIT
Source: Prismark 2006

North American PCB Market Drivers
Source: Prismark 2006
To win in N.A., PCB firms will need to continue to focus on customers’ demand for technology, flexibility and speed
DDi is a North American leader in:
• Layer count capability, currently up to 50 layers
•
Microvia technology, SMV™, and Next Gen
SMV™
• Blind, buried technology
• DFM, DFA coupled with extensive engineering support
• Complex requirements, exotic materials, hybrid stackups
NA PCB Customer Purchase Drivers
Technology
17%
Proto/
Small Lot
27%
QT Production
12%
Security
13%
Transitionary
11%
Other
20%
Source: Company data
~45%
10 Days
or Less
2007
~75%
10 Panels
or Less
Source: Company data
2007
DDi Order Volume by Panel Count DDi Orders Filled by Turn Days

PCB Product Requirements & Trends
General product demand trends:
• Product life cycles are shortening, NPI time to market is critical
• Smaller end-product form factor coupled with high performance requirements
• Smaller & more capable semi-conductor devices drives increased functionality
• Lead-Free requirements to comply with environmental initiatives (RoHS/WEEE Directive)
Impact on PCB manufacturers and NA market requirements:
• PCB’s have become more complex with demand for advanced fabrication capability that require:
– Tighter geometries: finer lines & spaces, higher input/output (I/O) count to accommodate fine pitch processor (0.4/0.5 mm pitch), smaller laser defined holes (microvias) and shrinking pad sizes to support increased routing density
– Signal Integrity (SI) – Today’s circuit extend copper interconnects bandwidth by the GHz, making PCB SI crucial to overall performance
– High performance and complex material constructions
– Power Distribution, Thermal Management, RF & Microwave applications
– Material reliability must support multiple reflows at higher temperature lead free assembly
• Speed in service and product delivery is critical
• DFM, DFA and other levels of engineering support drive deeper OEM relationships

Sterling, VA
• High Tech Proto &
Pre-Production
• 101,000 sq ft
• MIL-PRF-31032
• MIL-PRF-55110
• AS9100 (in process)
Milpitas, CA
• High Tech Proto &
Pre-Production
• 62,000 sq ft
• AS 9100
• MIL-PRF-55110
• MIL-PRF-31032 (in process)
Anaheim, CA
• High Tech Proto
• 76,000 mfg sq ft & Corp offices
• IPC 6012
• SEA-LES compliant
• AS 9100
• MIL-PRF-55110
• MIL-PRF-31032 (in process)
Toronto, Canada
• Standard Tech Proto
• 41,000 sq ft
• IPC 6012
Youngstown, OH
(Sovereign Circuits)
• Mil/Aero/HDC
• 77,000 sq ft
• MIL-PRF-31032
• MIL-PRF-55110
• MIL-P-50884
• AS 9100
Manufacturing Locations & Qualifications
Richardson, TX
• Central Pre-Cam, DFM
• Data Center
5 Operating Facilities, all ISO 9001:2000 Registered
1 Central Service Center
Distributed Sales Resources
2007 activity

Technology Leadership
• Laser Drilling Capability:
– Hitachi UV / CO2 Combo
– Hitachi Dual Head CO2
– ESI 5200 UV
• Orbotech Paragon LDI
SMV™
Technology
• Semiconductor demands drive PCB HDI technology
• DDi is a North American HDI leader with over 12 years
experience in the fabrication of microvias
• DDi pioneered Stacked MicroVia Technology and is
enabling technologies for customers’ next generation
products
HDI
Capabilities

SMV™ Value Proposition
TD, FO, SI 60% 6 22-26
Trace Density 40% 4 16-20
Signal Integrity 20% 2 10-14
Fan out 10% 0 4- 8
Value Add Area Reduction Layer Reduction Layer Count
1 + N + 1
TD, FO, SI 75% 8 22-26
Trace Density 50% 6 16-20
Signal Integrity 30% 4 10-14
Fan out 20% 2 4- 8
Value Add Area Reduction Layer Reduction Layer Count
2 + N + 2
.010” (.254 mm) BGA Pad’s
0.5 mm
.01968”
Layer 1
Layer 2
Layer 3
Layer 4
.004” (.101 mm) SMV™ via
SMV™ Geometry

Y =0.00286 INCHES
NEW50X
Cal 8

Y =0.00074 INCHES
NEW50X
Cal 8

DDi’s new
FLAT-WRAP™
Technology
Current standard for
IPC 6012B Class 3, 3 x wrap
• Industry specification (IPC 6012B) requires wrap-around plating for filled blind and buried via technology
• Current industry practices produce excessive plated copper on the required layer and limits the capability for surface feature packaging density (LWS dimensions)
• DDi’s new
FLAT-WRAP™
(patent pending) technology reduces surface copper
thickness on multiple lamination product and enables finer geometries and facilitates improved design capabilities
DDi’s FLAT-WRAP™
Technology
IPC 6012B Class 3, 3x wrap

Next Generation - SMV™ Technology
• DDi continues to drive technology enhancements in the
SMV™
arena:
– Requires one lamination cycle, reducing fabrication time
– Eliminates plating cycle of inner layers
– Improves inner layer characteristics, signal integrity and electrical characteristics
– Reduces demand on plating and lamination, improving facility capacity utilization
– Allows for thinner finished product
– Initial customer builds now commencing, significant early interest
– Patent application filed Feb 2007, pending
DDi is working to enable new technologies
to meet the needs of high-technology
customer demands with small, feature rich
products (ex. mobile phones, PDA,
cameras, and other such products).

TERADYNE
DELL
GE FANUC
BARCO Visibly yours
SenDEC CORPORATION
Agilent Technologies
Navini NETWORKS
Finisar
Houston - Sigma Technologies
JABIL
Kodak
proxim wireless
HALLIBURTON
SIEMENS
DELPHI
RFMD
Alcatel-Lucent
Scientific Atlanta A CISCO COMPANY
LUTRON
Kulicke & Soffa

DDi

Mil/Aero
11%
Medical
2%
Other
7%
Test Inst
5%
Auto/Ind
14%
Computer
26%
Telecomm
35%
Broad Customer Base and Market Exposure
Strong in High-Technology Commercial Sectors
2007 through Q3 DDi market segment and customer concentration
Market Sector Concentration
Diverse Customer Base:
• Largest OEM is <10% of sales
• Top 10 accounts < 35% of sales
• Top 30 accounts < 55% of sales

QUALCOMM

intel

AMD

BROADCOM.

NVIDIA.

freescale semiconductor

Texas Instruments

National Semiconductor
The Sight & Sound of Information

wi Spry

DDi

Semiconductors Drive PCB Requirements
• Chips continue to provide additional features and capability, yet smaller
– Combination of Chips - Intel® Core™ 2 Quad and Intel® Core™2 Duo processor
– System-on-a-Chip (SOC) – Microsoft & Broadcom combination for STBs
– Phone-on-a-Chip – single chip solution for 3G technology
• Chips tailored to end product requirement
• PCB product implications:
– 0.4 mm, 0.3 mm, 0.25 mm, and lower pitch requirements increase density
– Drives Microvias, Stacked MicroVias™ (SMV™), Deep Microvia and other
HDI Technology
– Next Generation SMV™ can further enable HDI Technology
– Engineering support critical to relationship
DDi’s leading position with the semiconductor players, coupled with Technology and
HMLV/Proto focus positions DDi for growth along with semiconductor development.
Moore’s law lives on

U.S. Military / Aerospace Market Sector
Marketplace highly fragmented with major players like TTM, EIT, FTG, Amphenol and DDi competing with over 100 mainly small, single-facility PCB firms
High Growth Opportunity
for DDi
DDi Well Positioned to Win
in Military/Aero
• Currently just 12% of DDi’s industry
concentration vs. an estimated
25% of N.A. market as a whole
• DDi annualized run-rate of just
$20M, but continued growth trend
over last several quarters
• Military/aero PCB spend less likely
to move offshore, security issues
• Long-term relationships and
procurement programs
• Reasonable pricing
• Increasing technology demands
from PCB suppliers
• Sales & operations focus with
expanded talent
• Technology capabilities
•
Technology innovation (Flat-Wrap™)
• Capability, Process and quality
certifications by facility appropriate to
industry needs:
Certification AH OH SV VA
ISO 9001:2000
X X X X
ITAR
X X X X
MIL-PRF-31032
X1 X X1 X
MIL-PRF-55110
X X X X
AS 9100
X X X X1
X1 in process

Senior Management Team
Mikel Williams CEO CMG, LambdaNet, GTS, Price Waterhouse
Michael Mathews SVP Mfg. OPS Sanmina-SCI/Hadco, Raytheon
Jerry Barnes
Mark Hansen
Dennis Whitacre
Steve Wall
Dave Davidson
Cliff Pope
Arnold Martin
SVP Sales
VP Sales East Region
N. Central Regional Director
Eastern Regional Director
Military/Specialty Director
NW Regional Director
Inside Sales Director
TTM, Cosmotronic, Winonic, Toppan Elec.
Tyco, Advance Quick Circuits
Tyco, Amp Circuits
Harris Corp., Cosmotronic, Toppan
Sovereign Circuits
Sanmina-SCI, Ambitech, Tyco
Sanmina-SCI
Sally Goff CFO Cardiac Science, SMC Networks, Masimo, Coopers
& Lybrand LLP
Bob Houghton VP, CIO Western Digital, Adaptec, Litton Systems
Rajesh Kumar   VP, CTO Allied Signal/Honeywell/Litronic Industries,
KCA Diceon
Kurt Scheuerman VP, General Counsel Paul, Hastings, Janofsky & Walker, LLP

Improved Capital Structure
ACTUAL ACTUAL ACTUAL ACTUAL ACTUAL ACTUAL
9/30/2007 12/31/2006      12/31/05 12/31/2004 12/31/2003 12/31/2002
  Total cash, including restricted $18.9 $15.9 $29.0 $23.5 $18.7 $35.2
Line of Credit -                 -                 $19.9 $15.9 -                 -
Convertible Subordinated Notes -                 -                 -                     -   -                 $200.0
Term Loans $1.8 $2.0 -                     -   -                 -
Senior Credit Facility -                 -                 -                     -   $70.8 $68.5
DDi Europe Facilities Agreement -                 -                 -                     -   $25.3 $24.1
DDi Europe Working Capital Facility -                 -                 -                     -   $11.8 $4.2
Capital Lease Obligations -                 -                 -                 $1.0 $2.7 $4.9
Senior Accreting Notes, at face -                 -                 -                 $18.4 $17.7 $16.1
Series B Preferred Stock (face amount) -                 -                 $19.3 $61.0 -                 -
   Total Debt (Including Series B P/S) $1.8 $2.0 $39.2 $96.3 $128.3 $317.8
    Net Cash / (Debt): Cash less Debt $17.1 $13.9 ($10.2) ($72.8) ($109.6) ($282.6)
Stockholders’ Equity $112.0 $109.6 $108.0 $77.1 $91.4 ($163.9)
Notes:
($ in millions)
From August through December 2007, the company has repurchased in the open market 304,453 shares of common stock
See footnotes in the filed financial statements for additional information)
for $1.9 million pursuant to the announced stock repurchase program.

Trended Operating Results
(Unaudited and before transactions)
Annualized
9 Months YTD
($ in millions) 2007 2006
3
2005 2004 2003
Revenue 181.2 $         198.1 $       184.6 $       189.0 $       159.6 $
Adjusted Gross Profit
1
36.4 $           38.4 $         31.3 $         37.5 $         20.0 $
Adjusted Gross Margin 20.1% 19.4% 17.0% 19.8% 12.5%
Adjusted EBITDA
2
20.5 $           19.8 $         12.8 $         20.4 $         9.6 $
Adjusted EBITDA margin 11.3% 10.0% 6.9% 10.8% 6.0%
General Comments Regarding Non-GAAP financial measures:  DDi management believes that adjusted gross profit and adjusted EBITDA, as defined below, provide useful information to the readers of the financial statements in identifying and understanding operating performance and trends and reflect key metrics that management uses to manage the business.
Notes:
(1)  Adjusted gross profit excludes non-cash comp charges and restructuring-related inventory impairments
(2)  Adjusted EBITDA represents earnings before income taxes, depreciation, net interest expense, foreign currency and other gains/losses, non-cash compensation, restructruring and other related charges and net income from disc ops.
(3)  2006 revenue included $23.7M of assembly sales.  DDi sold its assembly business in Q3 2006.

*   Excludes PCB Sales associated with discontinued European Operations
**  Adjusted GP % excludes the impact of restructuring expenses, amortization and non-cash compensation
DDi PCB Net Sales and Adjusted Gross
Margin %* (last 3 year trended quarterly results)
(Unaudited, $ in Millions)
30
35
40
45
50
Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07
10%
15%
20%
25%
Net Sales Adjusted GP%
**

Summary:  Foundation for Growth
• DDi has the right business strategy and focus for the natural North
American PCB market demand:
– Leader in key time sensitive and high technology quick-turn, HMLV prototype and pre-production markets
– Leader in technology innovation directed at customer requirements
– Leader in PCB engineering support tied to manufacturing demand
– Broad and diverse customer base of over 1,000 customers and with direct access to OEMs
– Extended position in key strategic vertical military, aerospace and high-
durability commercial markets provide solid growth opportunity
– Broad product offering in rigid, flex and rigid-flex PCB capabilities
• Strengthened management team with extensive industry experience
• Solid capital structure, capability to fund CAPX and growth
• Significant restructuring of business now completed
• Complete 100% alignment around core PCB engineering and
manufacturing competency, focused on execution and market share gains

Trended Operating Results
Reconciliation of Non-GAAP Financial Measures
Annualized
9 Months YTD
($ in millions)
2007 2006 2005 2004 2003
Gross Profit Reconciliation:
Gross Profit 36.0 $              37.9 $        26.6 $        24.9 $        11.4 $
Non-cash compensation 0.4 0.4 3.4 12.6 6.9
Restructuring related inventory impairment
- - 1.3 - 1.7
Adjusted Gross Profit 36.4 $              38.4 $        31.3 $        37.5 $        20.0 $
EBITDA Reconciliation:
EBITDA 17.8 $              10.6 $        1.2 $          (0.3) $         (28.8) $
Non-cash compensation 2.3 1.5 4.6 18.3 9.4
Restructuring/reorganization-related charges 0.4 1.1 6.0 1.7 29.0
Officer's severance 0.2 1.0 0.7 -
Non-recurring legal accrual 1.7 1.0 0.7 -
Loss on Sale of Assembly 4.5 - - -
Adjusted EBITDA 20.5 $              19.8 $        12.8 $        20.4 $        9.6 $